UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2018

Ominto, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37639	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 S. Federal Highway, Suite 307, Boca Raton, FL	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 362-2393

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2018, the Board of Directors (the “Board”) of Ominto, Inc., a Nevada corporation (the “Company”), appointed Samer Choucair and Troels Andersen as directors of the Company to fill vacancies on the Board.

As compensation for their services, each of Mr. Choucair and Mr. Andersen will receive $1,500 per month in cash and have been granted options to purchase 12,000 shares of the Company’s common stock at an exercise price of $0.31, vesting monthly over one year. Neither Mr. Choucair nor Mr. Andersen have been appointed to any committee of the Board, as the full Board has assumed the duties of each committee.

Other than as set forth herein, there are no arrangements or understandings between Mr. Choucair or Mr. Andersen and any person in connection with their appointments as directors of the Company, and there are no actual or proposed transactions between Mr. Choucair, Mr. Andersen or any of their related persons and the Company that would require disclosure under Item 404(a) of Regulation S-K in connection with their appointments as directors of the Company.

Item 7.01	Regulation FD Disclosure.

On June 15, 2018, the Company issued a press release announcing the appointment of Mr. Choucair and Mr. Andersen as directors of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events.

On June 14, 2018, in connection with the appointment of Mr. Choucair and Mr. Andersen as directors, the Board appointed Michael Hansen, the Chief Executive Officer of the Company, to serve as Chairman of the Board.

Also, on June 14, 2018, the Board approved the promotion of Fiona Lewandowski from the position of Associate General Counsel and Acting General Counsel of the Company to General Counsel and Secretary of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated June 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMINTO, INC.
Date: June 15, 2018
	By:	/s/ Jim Spielman
Name: Jim Spielman
Title: Chief Financial Officer

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